UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 15, 2022

Change Healthcare Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38961	82-2152098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

424 Church Street, Suite 1400
Nashville, Tennessee 37219
(Address of Principal Executive Offices) (Zip Code)

(615) 932-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CHNG	The Nasdaq Stock Market LLC
6.00% Tangible Equity Units	CHNGU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2022, the compensation committee of the board of directors (the “Committee”) of Change Healthcare Inc. (the “Company”) approved a special equity award of Restricted Stock Units (“RSUs”) under the Company’s 2019 Omnibus Incentive Plan to Kriten Joshi, the Company’s Executive Vice President & President, Network Solutions and President, Software & Analytics, and Steven Martin, the Company’s Executive Vice President, Enterprise Technology. Mr. Joshi’s special equity award was comprised of 172,872 RSUs, which was in addition to his annual equity award of 73,138 RSUs. Mr. Martin’s special equity award was comprised of 170,656 RSUs, which was in addition to his annual equity award of 73,138 RSUs. The special and annual equity awards granted to Messrs. Joshi and Martin will vest in twelve equal quarterly installments commencing July 15, 2022, subject to their continued employment through the applicable vesting date.

On April 21, 2022, the Committee also approved a modification to outstanding exit-vesting options (the “Exit Vesting Options”) previously granted to certain employees (including Neil de Crescenzo, Frederik Eliasson, Kriten Joshi, and Roderick O’Reilly) under the Company’s Amended and Restated HCIT Holdings, Inc. 2009 Equity Incentive Plan to provide for an additional service-based vesting opportunity. Under the current terms of the Exit Vesting Options, such options generally vest, subject to the award holder’s continued employment through the vesting date, to the extent affiliates of Blackstone Inc. sell more than 25% of the equity interests of the Company. As modified, the Exit Vesting Options will now also provide for vesting in three equal annual installments beginning on June 30, 2022, subject to the award holder’s continued employment through the vesting date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANGE HEALTHCARE INC.

By:	/s/ Loretta A. Cecil
Name: Loretta A. Cecil
Title: Executive Vice President, General Counsel

Date: April 21, 2022